UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Large Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.00%, 1.83%, 1.74% and 0.58% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.18%	6.47%	11.37%	12.00%	6.45%
Class B	3.75%	5.62%	10.46%	11.10%	5.56%
Class C	3.77%	5.68%	10.55%	11.18%	5.60%
Russell 1000® Value Index+	-5.35%	-12.28%	7.45%	11.41%	6.11%
S&P 500® Index++	-4.47%	-6.70%	7.57%	9.77%	4.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 5/31/08
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	4.41%	6.93%	11.83%	12.45%	8.78%
Russell 1000 Value Index+	-5.35%	-12.28%	7.45%	11.41%	6.12%
S&P 500 Index++	-4.47%	-6.70%	7.57%	9.77%	1.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 21.05	$ 21.09	$ 21.06	$ 21.10
11/30/07	$ 24.51	$ 24.54	$ 24.52	$ 24.56
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .16	$ .07	$ .08	$ .21
Capital Gain Distributions	$ 4.16	$ 4.16	$ 4.16	$ 4.16
Class A Lipper Rankings — Large-Cap Value Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	543	1
3-Year	38	of	471	9
5-Year	66	of	388	17
10-Year	29	of	165	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Cap Value Fund — Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,035	$13,018	$16,608	$17,608
	Average annual total return	.35%	9.19%	10.68%	5.82%
Class B	Growth of $10,000	$10,300	$13,285	$16,827	$17,184
	Average annual total return	3.00%	9.93%	10.97%	5.56%
Class C	Growth of $10,000	$10,568	$13,510	$16,984	$17,251
	Average annual total return	5.68%	10.55%	11.18%	5.60%
Russell 1000 Value Index+	Growth of $10,000	$8,772	$12,405	$17,165	$18,095
	Average annual total return	-12.28%	7.45%	11.41%	6.11%
S&P 500 Index++	Growth of $10,000	$9,330	$12,446	$15,941	$15,100
	Average annual total return	-6.70%	7.57%	9.77%	4.21%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Large Cap Value Fund — Institutional Class [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,069,300	$1,398,600	$1,797,900	$1,960,000
	Average annual total return	6.93%	11.83%	12.45%	8.78%
Russell 1000 Value Index+	Growth of $1,000,000	$877,200	$1,240,500	$1,716,500	$1,608,600
	Average annual total return	-12.28%	7.45%	11.41%	6.12%
S&P 500 Index++	Growth of $1,000,000	$933,000	$1,244,600	$1,594,100	$1,129,400
	Average annual total return	-6.70%	7.57%	9.77%	1.53%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.67% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/08
DWS Large Cap Value Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	4.37%	6.84%	11.75%	10.13%
Russell 1000 Value Index+	-5.35%	-12.28%	7.45%	6.72%
S&P 500 Index++	-4.47%	-6.70%	7.57%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 21.06
11/30/07	$ 24.52
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .20
Capital Gain Distributions	$ 4.16
Class S Lipper Rankings — Large-Cap Value Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	543	1
3-Year	31	of	471	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Cap Value Fund — Class S [] Russell 1000 Value Index+ [] S&P 500 Index++

Comparative Results as of 5/31/08
DWS Large Cap Value Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,684	$13,954	$13,951
	Average annual total return	6.84%	11.75%	10.13%
Russell 1000 Value Index+	Growth of $10,000	$8,772	$12,405	$12,487
	Average annual total return	-12.28%	7.45%	6.72%
S&P 500 Index++	Growth of $10,000	$9,330	$12,446	$12,328
	Average annual total return	-6.70%	7.57%	6.32%

The growth of $10,000 is cumulative.

* Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,041.80	$ 1,037.50	$ 1,037.70	$ 1,043.70	$ 1,044.10
Expenses Paid per $1,000*	$ 5.31	$ 9.58	$ 9.17	$ 3.68	$ 3.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,019.80	$ 1,015.60	$ 1,016.00	$ 1,021.40	$ 1,022.05
Expenses Paid per $1,000*	$ 5.25	$ 9.47	$ 9.07	$ 3.64	$ 2.98
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	1.04%	1.88%	1.80%	.72%	.59%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and performance of DWS Large Cap Value Fund for the six-month period ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: The six-month period from December 31, 2007 through May 31, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, after two decades of unprecedented leveraging of the US economy — the consumer and the housing markets in particular — the growth of easily available credit finally proved to be unsustainable. What began as a correction in the subprime housing market soon accelerated into the worst financial crisis in decades, with profound implications for the entire economy. By early 2008, financial markets had become quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. As mid-year 2008 approached, US markets were faced with additional bad news, including capital and liquidity problems experienced by major financial institutions, increased concern about rising prices for energy and food, and rising unemployment.

Essentially all equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -3.63% for the six months ended May 2008.1 The large-cap Russell 1000® Index posted a return of -3.78% for the six-month period, while the small-cap Russell 2000® Index returned -1.87%.2 Growth stocks performed better than value stocks: the return of the Russell 3000® Growth Index was -2.37%, compared with -5.02% for the Russell 3000® Value Index.3 The only industry sectors within the Standard & Poor's 500® (S&P 500) Index with positive returns for this period were energy, materials and utilities; the weakest sectors were financials and health care.4

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Q: How did the fund perform during this period?

A: For the six months ended May 31, 2008, DWS Large Cap Value Fund (Class A shares) posted a return of 4.18%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return was more than nine percentage points above that of the fund's benchmark, the Russell 1000® Value Index, which had a negative return of -5.35%.5 The average return of the fund's peer group of Lipper Large-Cap Value funds for the six-month period was -5.44%.6

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
5 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 Lipper Large-Cap Value funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What are the major strategies used in managing the fund?

A: The fund seeks long-term capital appreciation, with current income as a secondary objective. In February 2007 a new management team assumed responsibility for the fund, and we have made substantial changes in the portfolio to improve diversification, increase the position in mid-cap stocks and increase the representation of companies based outside the US. By the beginning of the current fiscal year, which was December 1, 2007, we felt that the fund was now well positioned, and performance in recent months confirms the value of the changes we have made.

Under normal circumstances, the fund invests at least 80% of assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of May 31, 2008, the Russell 1000 Value Index had a median market capitalization of $5.1 billion) and that we believe are undervalued. These are typically companies that have sound and viable business models, but are temporarily out of favor. Although the fund can invest in stocks of any economic sector, at times it may emphasize certain sectors. In fact, it may invest more than 25% of total assets in a single sector. Most positions represent between 1% and 2% of assets, and the largest as of May 31, 2008, is approximately 3%. The fund may invest up to 20% of total assets in foreign securities. Holdings of non-US companies have averaged approximately 10% of assets over the last six months.

We begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500. We then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. We assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. We will normally sell a stock when we believe the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting the emphasis on a given industry.

Q: What decisions contributed most to the fund's strong performance?

A: Approximately half of the fund's outperformance versus its benchmark can be attributed to asset allocation and half to stock selection. In terms of asset allocation, performance benefited from a significant overweight in energy, which performed very well, and an underweight in the financial sector, which was down sharply.7

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Within the energy sector, some of the positions that contributed most were Suncor Energy, Inc., an integrated energy company focused on developing Canada's oil sands, and Halliburton Co., an oil field services company. Other positive contributors include Noble Energy, Inc. and Devon Energy Corp., both of which are independent exploration and production companies.

When we analyze the decisions that had the greatest impact, we find that many of the most significant ones involved avoiding value traps which continued to perform poorly. The fund had a significant underweight relative to the benchmark in General Electric Co., which represented almost 5% of the market value of the benchmark. The stock dropped sharply on a disappointing earnings report and concerns about troubled loans in the company's large consumer finance unit. Also, we have continued to be successful in avoiding most of the worst-performing stocks in the financial sector such as Bear Stearns Co., Wachovia Bank and American International Group.

Performance benefited also from some defensive names in the consumer staples sector including CVS Caremark Corp. and General Mills, Inc. Other positives were positions in Dover Corp., a multinational manufacturing company, and Exelon Corp., a utility that is a leader in nuclear power production. We believe that good-quality utility companies such as Exelon stand to benefit from stable or rising demand for electricity in an industry that is capacity-constrained because there has been little investment in new facilities in the last decade. In addition, many of these stocks offer attractive dividend yields.

Q: What were some of the negatives?

A: Positions in large pharmaceutical companies including Merck & Co., Inc. and Pfizer, Inc. detracted from performance. These stocks are theoretically defensive issues because they produce essential products for which there usually is stable demand regardless of the cyclicality of the economy. However, the stocks have performed poorly because of disappointing studies for long-expected new drugs as well as problems with existing portfolio drugs. In addition, concerns about competitive pressures from generic drugs and the looming expiration of valuable patents over the next few years represent a structural drag on those stocks. However, also in the health care industry, performance benefited from a well-timed purchase of WellPoint, Inc., a health benefits company, after the stock dropped sharply.

Another negative was a position in PG&E Corp., a California utility. Nevertheless, we believe this company fits well with our theme of utilities as a defensive opportunity, and we continue to hold the stock.

Newspaper publisher Gannett Co., Inc. is another position in an industry group that has been out of favor for a long time. Although performance has been disappointing, we feel that the stock represents good value, as we believe that this well-managed industry leader will find ways to cope with the fall of the newspaper industry by exploring new revenue sources and therefore represents a good value opportunity. Upcoming events such as the Beijing 2008 Olympic Games and the US presidential elections could also be catalysts for an upside surprise in demand for newspaper advertising space.

Q: Do you have other comments for shareholders?

A: The strong performance of this value-oriented fund in a challenging market environment is particularly gratifying. We will continue to seek good quality names that are undervalued, and we stand ready to make dynamic adjustments to the fund's positioning to anticipate fundamental changes in the economy. The fund has appropriate representation in each industry sector, with further diversification and opportunity provided by exposure to international and mid-cap names. We believe that this positioning can prove to be rewarding for investors in the fund over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/08	11/30/07

Common Stocks	95%	91%
Cash Equivalents	5%	9%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/08	11/30/07

Energy	30%	24%
Financials	15%	18%
Utilities	13%	13%
Consumer Staples	10%	9%
Health Care	8%	9%
Industrials	7%	7%
Materials	6%	7%
Telecommunication Services	4%	4%
Consumer Discretionary	4%	3%
Information Technology	3%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2008 (24.1% of Net Assets)
1. Suncor Energy, Inc. Integrated energy company	3.1%
2. Halliburton Co. Provider of oil well services	2.9%
3. Noble Energy, Inc. Independent oil and gas exploration and development company	2.8%
4. Devon Energy Corp. Explorer and producer of oil and gas	2.6%
5. Exelon Corp. Distributor of electricity and gas	2.5%
6. AT&T, Inc. Provider of communications services	2.4%
7. CVS Caremark Corp. Operator of a drug store chain	2.1%
8. Noble Corp. Provider of diversified services for the oil and gas industry	2.0%
9. FirstEnergy Corp. Operator of electric utility business	1.9%
10. PG&E Corp. Provider of electric and gas utilities	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 94.9%
Consumer Discretionary 4.1%
Distributors 1.0%
Genuine Parts Co.	404,436	17,799,228
Hotels Restaurants & Leisure 1.3%
McDonald's Corp.	411,035	24,382,596
Media 1.2%
Gannett Co., Inc. (a)	733,653	21,136,543
Specialty Retail 0.6%
Office Depot, Inc.*	864,714	10,981,868
Consumer Staples 9.0%
Beverages 1.0%
Dr. Pepper Snapple Group, Inc.* (a)	698,431	17,586,493
Food & Staples Retailing 2.0%
CVS Caremark Corp.	872,021	37,313,779
Food Products 3.0%
General Mills, Inc.	476,697	30,127,250
Kraft Foods, Inc. "A"	731,537	23,760,322
		53,887,572
Tobacco 3.0%
Altria Group, Inc.	479,606	10,676,029
Philip Morris International, Inc.*	479,606	25,256,052
Reynolds American, Inc. (a)	329,525	18,097,513
		54,029,594
Energy 28.4%
Energy Equipment & Services 8.9%
ENSCO International, Inc.	349,829	25,128,217
Halliburton Co. (a)	1,093,426	53,118,635
Noble Corp.	584,918	36,931,723
Transocean, Inc.*	156,397	23,489,265
Weatherford International Ltd.* (a)	486,664	22,206,478
		160,874,318
Oil, Gas & Consumable Fuels 19.5%
Cameco Corp.	602,337	24,665,700
Chevron Corp.	205,596	20,384,843
ConocoPhillips	172,056	16,018,414
Devon Energy Corp.	407,154	47,205,435
ExxonMobil Corp.	177,299	15,737,059
Hess Corp. (a)	230,479	28,305,126
Marathon Oil Corp.	533,256	27,404,026
Nexen, Inc. (a)	665,506	25,602,016
Noble Energy, Inc.	521,509	50,821,052
Occidental Petroleum Corp.	339,488	31,209,132
Suncor Energy, Inc. (a)	810,326	55,385,782
Talisman Energy, Inc.	484,349	11,265,958
		354,004,543
Financials 14.4%
Capital Markets 0.5%
Morgan Stanley	182,988	8,093,559
Commercial Banks 4.8%
BB&T Corp. (a)	541,271	17,033,798
Canadian Imperial Bank of Commerce (a)	317,712	22,303,383
Comerica, Inc. (a)	447,896	16,652,773
Synovus Financial Corp. (a)	1,402,821	16,118,413
Zions Bancorp. (a)	341,939	14,734,152
		86,842,519
Diversified Financial Services 0.4%
The Nasdaq OMX Group, Inc.*	228,560	8,006,457
Insurance 7.3%
Alleghany Corp.*	14,713	5,524,732
Allstate Corp.	360,089	18,342,934
Chubb Corp.	165,723	8,909,268
Cincinnati Financial Corp.	251,425	8,804,903
Fidelity National Financial, Inc. "A"	520,925	8,907,817
Genworth Financial, Inc. "A"	826,271	18,260,589
Loews Corp.	399,802	19,818,185
MetLife, Inc.	420,099	25,218,543
Odyssey Re Holdings Corp. (a)	242,359	9,098,157
Unum Group	375,510	9,042,281
		131,927,409
Thrifts & Mortgage Finance 1.4%
Capitol Federal Financial (a)	195,556	8,017,796
New York Community Bancorp, Inc. (a)	469,849	9,641,302
People's United Financial, Inc.	514,897	8,511,247
		26,170,345
Health Care 7.9%
Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	289,910	17,713,501
Health Care Providers & Services 1.0%
WellPoint, Inc.*	326,933	18,249,400
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.*	369,600	21,813,792
Pharmaceuticals 4.7%
Abbott Laboratories	328,172	18,492,492
Merck & Co., Inc.	304,626	11,868,229
Pfizer, Inc.	913,594	17,687,180
Teva Pharmaceutical Industries Ltd. (ADR) (a)	366,700	16,769,191
Wyeth	466,781	20,757,751
		85,574,843
Industrials 6.2%
Aerospace & Defense 3.2%
Honeywell International, Inc.	240,241	14,323,168
Raytheon Co.	336,592	21,494,765
United Technologies Corp.	314,862	22,367,797
		58,185,730
Industrial Conglomerates 1.5%
General Electric Co.	889,990	27,340,493
Machinery 1.5%
Dover Corp.	499,299	27,002,090
Information Technology 2.8%
Communications Equipment 1.3%
Brocade Communications Systems, Inc.*	3,043,734	24,532,496
Semiconductors & Semiconductor Equipment 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,340,935	26,803,706
Materials 5.7%
Chemicals 4.4%
Air Products & Chemicals, Inc.	317,980	32,408,522
Dow Chemical Co.	474,632	19,175,133
Praxair, Inc.	296,740	28,208,104
		79,791,759
Containers & Packaging 1.3%
Sonoco Products Co.	675,572	23,388,302
Telecommunication Services 4.2%
Diversified Telecommunication Services 4.2%
AT&T, Inc.	1,111,211	44,337,319
BCE, Inc. (a)	876,226	30,790,582
		75,127,901
Utilities 12.2%
Electric Utilities 10.4%
Allegheny Energy, Inc.	547,531	29,977,322
Duke Energy Corp. (a)	1,194,093	22,066,839
Entergy Corp.	207,140	25,016,298
Exelon Corp.	515,607	45,373,416
FirstEnergy Corp.	431,110	33,932,668
FPL Group, Inc.	466,271	31,482,618
		187,849,161
Multi-Utilities 1.8%
PG&E Corp.	839,860	33,250,057
Total Common Stocks (Cost $1,475,946,127)		1,719,660,054

Securities Lending Collateral 11.8%
Daily Assets Fund Institutional, 2.76% (b) (c) (Cost $214,891,045)	214,891,045	214,891,045

Cash Equivalents 4.9%
Cash Management QP Trust, 2.48% (b) (Cost $88,684,155)	88,684,155	88,684,155
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,779,521,327)+	111.6	2,023,235,254
Other Assets and Liabilities, Net	(11.6)	(210,827,298)
Net Assets	100.0	1,812,407,956
* Non-income producing security.
+ The cost for federal income tax purposes was $1,780,542,532. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $242,692,722. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $290,910,020 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $48,217,298.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2008 amounted to $205,207,967 which is 11.3% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 2,023,235,254
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$ 2,023,235,254

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,475,946,127) — including $205,207,967 of securities loaned	$ 1,719,660,054
Investment in Daily Assets Fund Institutional (cost $214,891,045)*	214,891,045
Investment in Cash Management QP Trust (cost $88,684,155)	88,684,155
Total investments, at value (cost $1,779,521,327)	2,023,235,254
Receivable for investments sold	28,619,069
Dividends receivable	2,624,367
Interest receivable	305,747
Receivable for Fund shares sold	3,337,269
Other assets	50,794
Total assets	2,058,172,500
Liabilities
Foreign cash overdraft (cost $32,080)	31,928
Payable for investments purchased	23,704,044
Payable upon return of securities loaned	214,891,045
Payable for Fund shares redeemed	5,035,644
Accrued management fee	613,487
Other accrued expenses and payables	1,488,396
Total liabilities	245,764,544
Net assets, at value	$ 1,812,407,956
Net Assets Consist of
Undistributed net investment income	3,900,594
Net unrealized appreciation (depreciation) on: Investments	243,713,927
Foreign currency	152
Accumulated net realized gain (loss)	59,850,701
Paid-in capital	1,504,942,582
Net assets, at value	$ 1,812,407,956
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of May 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($316,189,121 ÷ 15,019,865 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 21.05
Maximum offering price per share (100 ÷ 94.25 of $21.05)	$ 22.33

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($27,169,155 ÷ 1,288,506 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 21.09

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,249,621 ÷ 1,483,602 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 21.06
Class S Net Asset Value, offering and redemption price(a) per share ($1,373,091,531 ÷ 65,212,547 shares of capital stock outstanding, $.01 par value,150,000,000 shares authorized)	$ 21.06
Institutional Class Net Asset Value, offering and redemption price(a) per share ($64,708,528 ÷ 3,066,792 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 21.10
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $27,171)	$ 15,538,498
Interest	9,748
Interest — Cash Management QP Trust	2,362,388
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	340,892
Total Income	18,251,526
Expenses: Management fee	3,655,679
Administration fee	867,045
Services to shareholders	1,380,101
Custodian fee	21,265
Distribution and service fees	638,329
Professional fees	82,599
Directors' fees and expenses	117,459
Reports to shareholders and shareholder meeting	399,207
Registration fees	28,266
Other	48,010
Total expenses before expense reductions	7,237,960
Expense reductions	(90,520)
Total expenses after expense reductions	7,147,440
Net investment income (loss)	11,104,086
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	62,742,273
Foreign currency	(132,921)
Payments by affiliates (see Note G)	69,957
62,679,309
Change in net unrealized appreciation (depreciation) on: Investments	(892,237)
Foreign currency	341
(891,896)
Net gain (loss)	61,787,413
Net increase (decrease) in net assets resulting from operations	$ 72,891,499

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income (loss)	$ 11,104,086	$ 26,844,363
Net realized gain (loss)	62,679,309	310,768,489
Change in net unrealized appreciation (depreciation)	(891,896)	(127,486,702)
Net increase (decrease) in net assets resulting from operations	72,891,499	210,126,150
Distributions to shareholders from: Net investment income: Class A	(2,075,812)	(5,115,752)
Class B	(86,774)	(217,487)
Class C	(107,585)	(262,383)
Class S	(11,780,905)	(25,807,324)
Institutional Class	(563,795)	(1,055,646)
Net realized gains: Class A	(51,573,883)	(31,879,304)
Class B	(5,012,420)	(3,230,230)
Class C	(5,465,257)	(3,101,069)
Class S	(238,215,746)	(126,415,439)
Institutional Class	(10,746,931)	(4,667,708)
Total distributions	(325,629,108)	(201,752,342)
Fund share transactions: Proceeds from shares sold	106,188,899	101,676,976
Reinvestment of distributions	305,486,781	189,105,276
Cost of shares redeemed	(162,976,833)	(410,331,900)
Redemption fees	137,795	4,005
Net increase (decrease) in net assets from Fund share transactions	248,836,642	(119,545,643)
Increase (decrease) in net assets	(3,900,967)	(111,171,835)
Net assets at beginning of period	1,816,308,923	1,927,480,758
Net assets at end of period (including undistributed net investment income of $3,900,594 and $7,411,379, respectively)	$ 1,812,407,956	$ 1,816,308,923

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.51	$ 24.40	$ 22.87	$ 22.15	$ 19.93	$ 17.09
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.28	.38[e]	.34	.30	.25
Net realized and unrealized gain (loss)	.75	2.34	2.63	.79	2.16	2.81
Total from investment operations	.86	2.62	3.01	1.13	2.46	3.06
Less distributions from: Net investment income	(.16)	(.36)	(.33)	(.41)	(.24)	(.22)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.32)	(2.51)	(1.48)	(.41)	(.24)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.05	$ 24.51	$ 24.40	$ 22.87	$ 22.15	$ 19.93
Total Return (%)[c]	4.18**	11.65[d]	13.98[e]	5.21[d]	12.34[d]	18.16[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	316	300	363	364	283	152
Ratio of expenses before expense reductions (%)	1.04*	1.00	1.02	1.06	1.32	1.30
Ratio of expenses after expense reductions (%)	1.04*	.99	1.02	1.05	1.21	1.29
Ratio of net investment income (loss) (%)	1.07*	1.21	1.65[e]	1.52	1.39	1.41
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.54	$ 24.41	$ 22.88	$ 22.14	$ 19.91	$ 17.07
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.09	.18[e]	.14	.14	.11
Net realized and unrealized gain (loss)	.76	2.34	2.64	.82	2.15	2.81
Total from investment operations	.78	2.43	2.82	.96	2.29	2.92
Less distributions from: Net investment income	(.07)	(.15)	(.14)	(.22)	(.06)	(.08)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.23)	(2.30)	(1.29)	(.22)	(.06)	(.08)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.09	$ 24.54	$ 24.41	$ 22.88	$ 22.14	$ 19.91
Total Return (%)[c]	3.75**	10.74[d]	13.04[e]	4.30[d]	11.51[d]	17.20[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	30	37	48	50	50
Ratio of expenses before expense reductions (%)	1.88*	1.83	1.89	1.98	2.21	2.16
Ratio of expenses after expense reductions (%)	1.88*	1.82	1.89	1.90	1.96	2.11
Ratio of net investment income (loss) (%)	.23*	.38	.78[e]	.67	.64	.59
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.52	$ 24.40	$ 22.86	$ 22.13	$ 19.91	$ 17.07
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.11	.21[e]	.17	.14	.11
Net realized and unrealized gain (loss)	.75	2.34	2.64	.79	2.15	2.82
Total from investment operations	.78	2.45	2.85	.96	2.29	2.93
Less distributions from: Net investment income	(.08)	(.18)	(.16)	(.23)	(.07)	(.09)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.24)	(2.33)	(1.31)	(.23)	(.07)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.06	$ 24.52	$ 24.40	$ 22.86	$ 22.13	$ 19.91
Total Return (%)[c]	3.77**	10.86[d]	13.16[e]	4.38	11.51[d]	17.23[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	32	36	42	38	21
Ratio of expenses before expense reductions (%)	1.80*	1.74	1.75	1.81	2.08	2.09
Ratio of expenses after expense reductions (%)	1.80*	1.73	1.75	1.81	1.96	2.07
Ratio of net investment income (loss) (%)	.31*	.47	.93[e]	.76	.64	.63
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.52	$ 24.40	$ 22.88	$ 22.21
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.36	.45[e]	.40
Net realized and unrealized gain (loss)	.76	2.35	2.63	.55
Total from investment operations	.90	2.71	3.08	.95
Less distributions from: Net investment income	(.20)	(.44)	(.41)	(.28)
Net realized gains	(4.16)	(2.15)	(1.15)	—
Total distributions	(4.36)	(2.59)	(1.56)	(.28)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 21.06	$ 24.52	$ 24.40	$ 22.88
Total Return (%)	4.37**	12.06[d]	14.33[e]	4.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,373	1,394	1,438	1,483
Ratio of expenses before expense reductions (%)	.72*	.67	.71	.68*
Ratio of expenses after expense reductions (%)	.72*	.66	.71	.68*
Ratio of net investment income (loss) (%)	1.39*	1.54	1.96[e]	1.89*
Portfolio turnover rate (%)	59**	86.76		56
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.56	$ 24.44	$ 22.91	$ 22.19	$ 19.98	$ 17.13
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.38	.46[d]	.42	.37	.32
Net realized and unrealized gain (loss)	.76	2.35	2.64	.79	2.17	2.83
Total from investment operations	.91	2.73	3.10	1.21	2.54	3.15
Less distributions from: Net investment income	(.21)	(.46)	(.42)	(.49)	(.33)	(.30)
Net realized gains	(4.16)	(2.15)	(1.15)	—	—	—
Total distributions	(4.37)	(2.61)	(1.57)	(.49)	(.33)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 21.10	$ 24.56	$ 24.44	$ 22.91	$ 22.19	$ 19.98
Total Return (%)	4.41**	12.13[c]	14.45[c,d]	5.64[c]	12.65[c]	18.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	61	53	35	8	13
Ratio of expenses before expense reductions (%)	.59*	.58	.66	.68	.94	.87
Ratio of expenses after expense reductions (%)	.59*	.57	.64	.66	.86	.87
Ratio of net investment income (loss) (%)	1.52*	1.63	2.03[d]	1.91	1.74	1.83
Portfolio turnover rate (%)	59**	86	76	56	39	69
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Large Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $956,359,757 and $949,064,788, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor.

Pursuant to a written contract, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund. The Advisor compensates DeAMi out of the management fee it receives from the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the six months ended May 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

For the period from December 1, 2007 through March 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.80%
Institutional Class	.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended May 31, 2008, the Advisor received an Administration Fee of $867,045, of which $152,348 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2008
Class A	$ 198,254	$ 147,588
Class B	36,938	26,937
Class C	28,471	20,064
Class S	723,794	499,106
Institutional Class	557	440
	$ 988,014	$ 694,135

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 102,548	$ 17,476
Class C	112,387	19,528
	$ 214,935	$ 37,004

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annualized Effective Rate
Class A	$ 352,586	$ 122,000.24%
Class B	33,589	10,230.25%
Class C	37,219	10,472.25%
	$ 423,394	$ 142,702

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2008 aggregated $11,460.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2008 the CDSC for Class B and C shares aggregated $18,480 and $134, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $11,331, of which $6,646 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $83,420 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the Fund's custodian fee was reduced by $442 and $6,658 for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,441,010	$ 49,854,440	2,167,471	$ 50,835,604
Class B	119,947	2,453,532	89,076	2,088,004
Class C	208,597	4,267,267	139,666	3,260,838
Class S	1,791,439	36,454,828	1,767,214	41,611,393
Institutional Class	616,069	13,158,832	163,302	3,881,137
		$ 106,188,899		$ 101,676,976
Shares issued to shareholders in reinvestment of distributions
Class A	2,461,017	$ 50,852,001	1,522,303	$ 34,820,690
Class B	228,586	4,743,739	140,746	3,220,134
Class C	218,349	4,524,399	118,425	2,709,414
Class S	11,337,065	234,096,955	6,232,765	142,652,883
Institutional Class	545,073	11,269,687	248,630	5,702,155
		$ 305,486,781		$ 189,105,276
Shares redeemed
Class A	(2,111,094)	$ (42,770,387)	(6,353,433)	$ (148,916,231)
Class B	(278,490)	(5,711,367)	(545,734)	(12,805,237)
Class C	(245,982)	(5,098,074)	(410,808)	(9,680,257)
Class S	(4,744,575)	(97,497,815)	(10,100,265)	(236,662,206)
Institutional Class	(584,530)	(11,899,190)	(95,538)	(2,267,969)
		$ (162,976,833)		$ (410,331,900)
Redemption fees		$ 137,795		$ 4,005
Net increase (decrease)
Class A	2,790,933	$ 57,937,246	(2,663,659)	$ (63,258,112)
Class B	70,043	1,485,960	(315,912)	(7,496,165)
Class C	180,964	3,827,494	(152,717)	(3,709,874)
Class S	8,383,929	173,056,613	(2,100,286)	(52,396,835)
Institutional Class	576,612	12,529,329	316,394	7,315,343
		$ 248,836,642		$ (119,545,643)

G. Payments Made by Affiliates

During the six months ended May 31, 2008, the Advisor fully reimbursed the Fund $69,957 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Large Cap Value Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	49,182,713.2421	2,712,656.1253
Henry P. Becton, Jr.	49,119,924.9796	2,775,444.3878
Dawn-Marie Driscoll	49,129.570.6666	2,765,798.7008
Keith R. Fox	49,130,626.0418	2,764,743.3256
Paul K. Freeman	49,154,391.0328	2,740,978.3346
Kenneth C. Froewiss	49,155,345.5137	2,740,023.8537
Richard J. Herring	49,166,416.6405	2,728,952.7269
William McClayton	49,151,968.0115	2,743,401.3559
Rebecca W. Rimel	49,139,719.7813	2,755,649.5861
William N. Searcy, Jr.	49,127,552.5229	2,767,816.8445
Jean Gleason Stromberg	49,139,305.2808	2,756,064.0866
Robert H. Wadsworth	49,132,607.8871	2,762,761.4803
Axel Schwarzer	49,130,644.4881	2,764,724.8793

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
41,250,609.9700	2,636,040.1259	2,906,904.2715

3. Approval of a Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
40,383,204.7375	3,399,254.3630	3,010,415.2688

The meeting was reconvened on May 1, 2008, at which time the following matter was not approved by shareholders because the matter failed to receive sufficient shareholder votes:

4-C. Approval of Articles of Amendment and Restatement.

Number of Votes:
For	Against	Abstain
43,501,071.1440	2,981,674.8260	3,447,959.0735

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-606	23338F-705
Fund Number	086	286	386	2312	1486

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008